UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 30, 2006

EUGENE SCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50601	33-0827004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16-7 Smjung-dong, Ojung-gu, Bucheon, Kyonggi-do, Korea	00000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    82-32-676-6283

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On February 27, 2006, the Board of Directors of Eugene Science, Inc. (the “Company”) approved the Company’s 2006 Stock Incentive Plan (the “2006 Plan”), subject to stockholder approval. On April 13, 2006, the Company obtained written consent, in lieu of a meeting, from the holders of a majority of the outstanding shares of the Company’s common stock approving the 2006 Plan. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the 2006 Plan was deemed adopted as of May 30, 2006, which date is 20 calendar days after the Company’s Definitive Information Statement on Schedule 14C reporting such consent was mailed to the Company’s stockholders.

The 2006 Plan includes the following equity compensation awards: (i) incentive stock options; (ii) non-qualified stock options; and (iii) restricted stock awards. Participants in the 2006 Plan may be granted any one of the above equity awards or any combination thereof, as determined by the administrator of the 2006 Plan. Under the 2006 Plan, the Company may issue and sell a maximum of 4,000,000 shares of its common stock under all stock option and restricted stock awards granted by the Company.

The administration of the 2006 Plan is vested in the Board of Directors, which may delegate such responsibilities in whole or in part to a committee comprised of no fewer than two members of the Board of Directors. Any person who is an employee of or a consultant to the Company or any affiliate thereof, or any person who is a non-employee director of the Company or any affiliate thereof, is eligible to be designated by the administrator of the 2006 Plan to receive awards and become a participant under the 2006 Plan.

Unless previously terminated, the 2006 Plan will terminate on February 27, 2016, which is the tenth anniversary of the date of its adoption by the Board of Directors.

The foregoing description of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and to the two forms of Stock Option Agreement used under the 2006 Plan, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	2006 Stock Incentive Plan.
10.2	Form of Stock Option Agreement (I) under the 2006 Stock Incentive Plan.
10.3	Form of Stock Option Agreement (II) under the 2006 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUGENE SCIENCE, INC.

Date: May 31, 2006
Seung Kwon Noh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	2006 Stock Incentive Plan.
10.2	Form of Stock Option Agreement (I) under the 2006 Stock Incentive Plan.
10.3	Form of Stock Option Agreement (II) under the 2006 Stock Incentive Plan.